Portfolio Prospectus Front Cover

May 1, 2011

Portfolio Prospectus

T. Rowe Price
Blue Chip Growth
Equity Income
Equity Index 500
Health Sciences
International Stock
Limited-Term Bond
Mid-Cap Growth
New America Growth
Personal Strategy Balanced
Prime Reserve

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolio Prospectus Back Cover

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http:// www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

100 East Pratt Street
Baltimore, MD 21202

1940 Act File No.: 811-07143; 811-07153; 811-07145
TRP 685 (5/11)
C15-040 5/1/11